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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-4452 and 333-58393) and in the Registration Statement on Form S-4 (No. 333-42310) of EGL, Inc. of our report dated March 29, 2001 relating to the financial statements which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Houston, Texas
April 2, 2001